SECURITIES AND EXCHANGE COMMISSION
                     Washington, D. C. 20549



                             FORM 8-K

        Current Report Pursuant to Section 13 or 15(d) of
               The Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported):
                        November 20, 1995



                       THE PITTSTON COMPANY

      (Exact Name of registrant as specified in its charter)






    Virginia               1-9148            54-1317776
 (State or other        (Commission       (I.R.S. Employer
  jurisdiction          File Number)     Identification No.)
of Incorporation)




100 First Stamford Place
P. O. Box 120070
Stamford, Connecticut                        06912-0070
(Address of principal                        (Zip Code)
executive offices)



                          (203)978-5300
       (Registrant's telephone number, including area code)

     Item 5.  Other Events


               Pittston Mineral Ventures Company ("PMV"), a wholly owned subsidiary of the Registrant, announced today that a joint venture of its Australian affiliate, Mining Project Investors, Pty Ltd, has discovered a high-grade deposit of nickel sulphide in Western Australia. Details of the discovery are contained in PMV's press release dated November 20, 1995, filed as an exhibit to this report and incorporated herein by reference.

                           EXHIBIT
     PMV's press release dated November 20, 1995


                          SIGNATURE
               Pursuant to the requirements of the Securities
     Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   THE PITTSTON COMPANY
                                       (Registrant)


                                        /s/ Austin F. Reed
                                   By____________________________
                                            Vice President

          Date:  November 20, 1995

                        EXHIBIT INDEX


     Exhibit

       99      Press release dated November 20,
               1995, of Pittston Mineral Ventures
               Company